First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Financial Condition

	June 30	December 31
	2007	2006*
	(unaudited)
Assets

Cash and due from banks	$23,375,799	$24,608,819
Interest-bearing deposits in financial institutions	22,847,927	1,194,801
Investment securities - available for sale	47,799,268	56,454,127
Mortgage-backed securities - available for sale	37,342,754	35,066,627
Mortgage-backed securities - held for investment	1,483,426	1,662,540
Loans and leases receivable, net:
Held for sale	14,331,790	25,576,080
Held for investment	731,060,684	735,860,969
Premises and equipment, net	9,405,091	8,898,009
Real estate owned	1,344,279	634,434
Federal Home Loan Bank of Atlanta stock, at cost
which approximates market	1,635,100	1,933,300
Accrued interest receivable	5,207,707	5,398,477
Goodwill	4,218,576	4,218,576
Mortgage servicing rights	1,231,869	1,266,530
Identifiable intangible assets	212,220	227,940
Prepaid expenses and other assets	9,071,112	7,546,676

Total assets	$910,567,602	$910,547,905

Liabilities and Stockholders' Equity

Deposits:
Demand	$266,354,066	$264,722,202
Savings	18,899,098	18,481,271
Large denomination certificates of deposit	191,286,717	181,078,901
Other time	322,550,492	335,906,107
Total deposits	799,090,373	800,188,481
Borrowed money	7,055,954	11,139,947
Junior subordinated debentures	10,310,000	10,310,000
Other liabilities	10,805,559	10,112,899
Total liabilities	827,261,886	831,751,327

Common stock, $.01 par value, 25,000,000 shares authorized;
11,254,222 issued; 9,940,196 and 9,788,133
shares outstanding, respectively	99,402	97,881
Additional paid-in capital	36,819,700	38,165,536
Retained earnings, substantially restricted	75,030,017	70,217,380
Treasury stock at cost	(27,554,550)	(29,104,894)
Accumulated other comprehensive loss, net	(1,088,853)	(579,325)
Total stockholders' equity	83,305,716	78,796,578

Total liabilities and stockholders' equity	$910,567,602	$910,547,905

*Derived from audited consolidated financial statements

First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Operations
(unaudited)

	Three Months Ended			Six Months Ended
	June 30			June 30
	2007	2006		2007	2006
Interest income:
Interest and fees on loans	$16,177,817	$15,670,559		$32,164,404	$30,283,718
Interest and dividends on investments and deposits	1,347,839	1,122,936		2,683,217	2,091,044
Total interest income	17,525,656	16,793,495		34,847,621	32,374,762

Interest expense:
Interest on deposits	6,997,293	5,608,152		13,866,119	10,456,391
Interest on borrowings	77,046	271,843		220,388	457,653
Interest on junior subordinated notes	212,111	202,144		419,955	389,066
Total interest expense	7,286,450	6,082,139		14,506,462	11,303,110

Net interest income	10,239,206	10,711,356		20,341,159	21,071,652
Provision for credit losses	100,000	436,500		100,000	782,878
Net interest income after provision for credit losses	10,139,206	10,274,856		20,241,159	20,288,774

Non-interest income:
Fees and service charges	1,821,399	1,703,624		3,638,137	3,229,981
Loan servicing fees	164,600	165,136		326,699	334,425
Gain (loss) on sale of real estate, net	19,501	1,943		19,359	2,510
Gain on sale of mortgage loans	37,675	116,524		252,319	303,908
Other income	338,344	323,898		629,513	684,015
Total non-interest income	2,381,519	2,311,125		4,866,027	4,554,839

Non-interest expense:
Compensation and fringe benefits	3,348,150	3,337,276		6,646,076	6,657,212
Federal insurance premiums	24,160	23,205		48,447	47,112
Premises and equipment	465,656	447,803		938,749	882,134
Advertising	28,992	44,872		55,488	77,341
Payroll and other taxes	314,291	398,225		666,256	723,578
Data processing	624,449	596,680		1,246,060	1,165,865
Amortization of intangible assets	98,475	93,007		195,444	187,704
Other	584,907	621,145		1,213,861	1,178,821
Total non-interest expense	5,489,080	5,562,213		11,010,381	10,919,767

Income before income taxes	7,031,645	7,023,768		14,096,805	13,923,846

Income taxes	2,720,558	2,736,861		5,487,721	5,413,640

Net income	$4,311,087	$4,286,907		$8,609,084	$8,510,206

Per share data:
Basic earnings per share	$0.43	$0.44	*	$0.87	$0.88	*
Diluted earnings per share	$0.43	$0.43	*	$0.86	$0.86	*
Dividends per share	$0.19	$0.17	*	$0.38	$0.34	*
Weighted average shares-Basic	9,943,148	9,719,014	*	9,937,037	9,651,379	*
Weighted average shares-Diluted	10,055,509	10,010,945	*	10,062,394	9,945,445	*

(*) for May 25, 2006 three-for-two stock split.

First South Bancorp, Inc.	Supplemental Quarterly Financial Data (Unaudited)

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Consolidated balance sheet data:	(dollars in thousands except per share data)
Total assets	$910,568	$911,020	$910,548	$916,914	$898,581
Loans receivable (net)	745,392	739,608	761,437	762,020	750,264
Cash and investments	94,023	106,790	82,258	85,614	76,689
Mortgage-backed securities	38,826	35,246	36,729	37,719	37,935
Premises and equipment	9,405	9,173	8,898	8,665	9,000
Goodwill	4,219	4,219	4,219	4,219	4,219
Mortgage servicing rights	1,232	1,283	1,267	1,349	1,433

Deposits	799,090	802,217	800,188	803,512	772,969
Borrowings	7,056	6,005	11,140	15,397	29,736
Junior subordinated debentures	10,310	10,310	10,310	10,310	10,310
Stockholders' equity	83,306	82,519	78,797	76,275	72,657

Consolidated earnings summary:
Interest income	$17,525	$17,322	$17,849	$17,528	$16,794
Interest expense	7,286	7,220	7,343	6,960	6,082
Net interest income	10,239	10,102	10,506	10,568	10,712
Provision for credit losses	100	0	0	150	437
Noninterest income	2,382	2,484	2,190	2,516	2,311
Noninterest expense	5,489	5,521	5,532	5,758	5,562
Income taxes	2,721	2,767	2,799	2,859	2,737
Net income	$4,311	$4,298	$4,365	$4,317	$4,287

Per Share Data: *
Earnings per share-Basic *	$0.43	$0.43	$0.45	$0.44	$0.44
Earnings per share-Diluted *	$0.43	$0.43	$0.43	$0.43	$0.43
Dividends per share *	$0.19	$0.19	$0.17	$0.17	$0.17
Book value per share*	$8.38	$8.29	$8.05	$7.80	$7.44

Average shares-Basic *	9,943,148	9,930,732	9,780,619	9,776,933	9,719,014
Average shares-Diluted*	10,055,509	10,069,085	10,060,369	10,070,678	10,010,945

*Adjusted for 3-for-2 stock split on May 25, 2006

Performance ratios:
Yield on earning assets	8.24%	8.11%	8.32%	8.26%	8.08%
Cost of funds	3.60%	3.54%	3.57%	3.39%	3.03%
Net interest spread	4.64%	4.57%	4.75%	4.87%	5.05%
Net interest margin on earning assets	4.82%	4.73%	4.90%	4.98%	5.15%
Earning assets to total assets	94.06%	94.13%	94.20%	93.65%	93.24%

Return on average assets	1.91%	1.90%	1.92%	1.90%	1.93%
Return on average equity	20.72%	21.34%	22.42%	23.13%	24.25%
Efficiency ratio	43.43%	43.80%	43.51%	44.46%	42.65%
Dividend payout ratio	44.19%	44.19%	37.78%	38.64%	38.64%

Asset quality data and ratios:
Nonperforming loans	$2,012	$3,019	$2,740	$3,314	$3,029
Real estate owned	$1,344	$1,060	$634	$1,006	$67
Allowance for loan and lease losses	$9,172	$9,120	$9,158	$9,174	$8,891
Reserve for unfunded loan commitments	$767	$765	$765	$891	$1,010
Allowance for credit losses	$9,939	$9,885	$9,923	$10,065	$9,901

Allowance for loan and lease losses to loans	1.22%	1.22%	1.19%	1.19%	1.17%
Allowance for credit losses to loans	1.32%	1.32%	1.29%	1.31%	1.30%

Net charge-offs (recoveries)	$45	$38	$143	$-15	$100
Net charge-offs (recoveries) to loans	0.006%	0.005%	0.019%	-0.002%	0.013%
Nonperforming loans to assets	0.22%	0.33%	0.30%	0.36%	0.34%
Loans to deposits	93.28%	92.20%	95.16%	94.84%	97.06%
Loans to assets	81.86%	81.18%	83.62%	83.11%	83.49%
Loans serviced for others	$252,363	$254,741	$245,633	$253,485	$261,279